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                                                                    EXHIBIT 23.6

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Horizon Healthcare Corporation
Albuquerque, New Mexico

    We hereby consent to the incorporation by reference in the Joint Proxy Statement/Prospectus constituting a part of this Registration Statement of our report dated February 25, 1994, relating to the combined financial statements of peopleCARE Heritage Group appearing in Horizon's Current Report on Form 8-K/A Amendment No. 2 dated May 26, 1995.

    We also consent to the reference to us under the caption "Experts" in the Joint Proxy Statement/ Prospectus.

                                            /s/  BDO SEIDMAN

                                            BDO Seidman


Dallas, Texas
June 2, 1995